Exhibit 10.17

EXECUTION COPY

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) is dated as of March 15, 2019 (the “Eighth Amendment Date”) and is entered into among Products Licensing LLC, Playboy Enterprises, Inc., and Playboy Enterprises International, Inc. (collectively, the “Borrowers”), DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.

RECITALS

WHEREAS, the Borrowers, certain Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, Borrowers and the Required Lenders have agreed to certain modifications to the Credit Agreement including provisions permitting Borrower to reduce the mandatory principal payment due pursuant to Section 2.06(b)(i) for the period ending March 31, 2019;

WHEREAS, Borrowers and the Required Lenders have agreed to certain other modifications to the Credit Agreement; and

WHEREAS, Borrowers, Administrative Agent and the Required Lenders party hereto desire to amend the Credit Agreement to effect the agreed changes, all as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.

Effective as of the Eighth Amendment Date, the Credit Agreement is hereby amended as follows:

(a)           Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated to read as follows:

“(i) Excess Cash Flow. On each Settlement Date commencing with the first Settlement Date for the period ending March 31, 2019, the Borrowers shall pay an amount equal to (x) for the period ending March 31, 2019, the greater of (i) the amount of Excess Cash Flow minus $1,000,000 or (ii) 63% of Excess Cash Flow during such period, and (y) for each Settlement Date after March 31, 2019, an amount equal to Excess Cash Flow, in each case as provided in Sections 8.03(a) and (b).”

(b)           The definition of “Adjusted Cash” is hereby amended and restated to read as follows:

““Adjusted Cash” means, as of any date of determination, an amount equal to (x) the cash and Cash Equivalents of the Loan Parties as of such date, solely to the extent that such cash and Cash Equivalents are, on the date of determination, subject to effective Deposit Account Control Agreements in favor of Administrative Agent, plus (y) the actual cash investment for the acquisition of Equity Interests in any Person (other than a Person that is a Subsidiary as of the Seventh Amendment Effective Date) by any Loan Party after the Seventh Amendment Date, as of such date, up to an amount in the aggregate not to exceed $5,000,000.”

(c)           A new definition of “Eighth Amendment Date” is hereby added to read as follows:

““Eighth Amendment Date” has the meaning set forth in the Eighth Amendment.”

(d)           A new definition of “Eighth Amendment” is hereby added to read as follows:

““Eighth Amendment” means that certain Eighth Amendment to Credit Agreement dated as of March 15, 2019, among the Borrowers, the Administrative Agent and certain Lenders.”

(e)           The definition of “Total Borrowing Base” is hereby amended and restated to read as follows:

““Total Borrowing Base” means, as of any date of determination, an amount equal to (x) the cash and Cash Equivalents of the Loan Parties as of such date, solely to the extent that such cash and Cash Equivalents are, on the date of determination, subject to effective Deposit Account Control Agreements in favor of Administrative Agent, plus (y) the Eligible Receivables Balance as of such date.”

2.             Delivery of China Trademark Security Agreement. The date for delivery of the executed copy of the China Trademark Security Agreement referenced in Section 4(d) of the Seventh Amendment to Credit Agreement dated December 24, 2018 (“Seventh Amendment”) is hereby extended to April 15, 2019, or such other later date that is approved by the Administrative Agent in its sole discretion. Borrowers undertake to provide an executed supplement to the China Trademark Security Agreement within thirty (30) days following the end of each calendar quarter which adds any trademarks registered in China during such calendar quarter.

3.             Effectiveness. This Eighth Amendment shall be effective as of the Eighth Amendment Date when all of the following have been received by Administrative Agent:

(a)         counterparts of this Eighth Amendment executed by each of the Borrowers and Lenders constituting the Required Lenders;

(b)        a certificate of the secretary or of such other officer of each of the Borrowers certifying as to the resolutions of each Borrower’s board of directors or other appropriate governing body, approving and authorizing the execution, delivery and performance of this Eighth Amendment; and

(c)        any such other documentation as the Administrative Agent may reasonably request.

4.        Release. In consideration of the foregoing amendments to the Credit Agreement, Borrowers and the other Loan Parties signatory hereto or who consent to this Eighth Amendment (on behalf of themselves and each of their respective Subsidiaries and Affiliates), and, to the extent the same is claimed by right of, through or under any Borrower, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged Lenders and Administrative Agent, and their respective Affiliates, and any of the respective successors-in- title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Lender or any of Lender’s Affiliates would be liable if such persons or entities were found to be liable to any Borrower or any other Loan Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any of the other Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Except for the obligations, assignments and agreements set forth herein, each Borrower hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each Borrower hereby agrees that if and to the extent California law is applicable to the interpretation and enforcement of this letter agreement, each such Person expressly agrees to incorporate California Civil Code Section 1542 into this letter agreement and thereupon voluntarily waives the provisions of California Civil Code Section 1542, and any other similar law, as to any and all claims, demands, causes of action, or charges, known or unknown, and further agree that this waiver is a material aspect of the consideration for entering into letter agreement. Each Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under any provision of any jurisdiction that provides that a general release does not extend to claims which the creditor does not know or suspect to exist in the creditor’s favor at the time of executing the release, which if known by the creditor have materially affected the creditor’s settlement with the debtor, or any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous. Each Borrower hereby agrees and acknowledges that the foregoing waiver was separately bargained for. This waiver is an essential term of this Eighth Amendment, without which Lender would not have agreed to execute this Eighth Amendment. The release contained herein and the related provisions shall survive the termination of the Credit Agreement and payment in full of the Obligations.

5.             Representations and Warranties.

(a)           Each Borrower hereby represents and warrants that, as of the date hereof: (i) it has all requisite power and authority to enter into this Eighth Amendment and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Eighth Amendment, and performance of this Eighth Amendment, (and the Credit Agreement as amended hereby) have been duly authorized by all necessary corporate or other organizational action on the part of such Borrower; (iii) this Eighth Amendment has been duly executed and delivered; and (iv) this Eighth Amendment (and the Credit Agreement, as amended hereby) is the legally valid and binding obligation of the Borrower, enforceable against such Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           Each Borrower hereby represents and warrants that, as of the date hereof, no changes to Schedule 4.01 and 4.06 of the Credit Agreement are necessary to make the corresponding representations and warranties in the Credit Agreement true as of the date hereof.

(c)           Each Borrower hereby represents and warrants that, as of the date hereof, to the best of its knowledge, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents (in each case, as amended hereby).

6.             Counterparts; Severability; Integration. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via fax or in “.pdf” format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein. All provisions of this Eighth Amendment are severable, and the unenforceability or invalidity of any of the provisions of this Eighth Amendment shall not affect the validity or enforceability of the remaining provisions of this Eighth Amendment. Should any part of this Eighth Amendment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. This Eighth Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Eighth Amendment may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein, and there are no unwritten or oral agreements between the parties.

7.             Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Eighth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard for its conflicts of laws principles. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if fully stated herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS EIGHTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.             Loan Document; Successors and Assigns. This Eighth Amendment shall be deemed to be a Loan Document. This Eighth Amendment shall be binding upon each Borrower, the other Loan Parties, the Lenders, the Administrative Agent, and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

9.           No Other Modification. The amendments set forth in Section 1 herein are limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document, except as expressly set forth herein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Agents pursuant to the terms of the Loan Documents. Upon the effectiveness of this Eighth Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

10.           No Waiver; Cumulative Remedies. No failure by Administrative Agent or any Lender to exercise any right, remedy, or option under this Eighth Amendment or any other Loan Document, or delay by Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Administrative Agent or any Lender on any occasion shall affect or diminish Administrative Agent’s and each Lender’s rights thereafter to require strict performance by each Borrower of any provision of this Eighth Amendment. Administrative Agent’s and each Lender’s rights under this Eighth Amendment and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Administrative Agent or any Lender may have.

11.           Costs and Expenses. Products agrees to reimburse Administrative Agent promptly after request for all reasonable and documented out of pocket costs and expenses (including the reasonable legal fees and disbursements of its legal counsel) in connection with the preparation and negotiation of this Eighth Amendment and/or all of the matters relating to the post-closing obligations of the Borrowers pursuant to the Seventh Amendment to the Credit Agreement dated December 24, 2018.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name:	David Israel
Title: C	hief Financial Officer

PLAYBOY ENTERPRISES INTERNATIONAL, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

PLAYBOY ENTERPRISES, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

Acknowledged and Agreed:

CHINA PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name:	David Israel
Title:	Chief Financial Officer

Signature Page to Eighth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	DBD CREDIT FUNDING LLC, as Administrative Agent

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Eighth Amendment to Credit Agreement

Administrative Agent:	DBD FUNDING LLC

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Eighth Amendment to Credit Agreement

Required Lenders:	FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED

	By:	FCOD CLO Management LLC
	Its:	Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Eighth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED

By:	FCO VII CLO CM LLC
Its:	Collateral Manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Signature Page to Eighth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED

By:	FCOD CLO MANAGEMENT LLC
Its:	Collateral Manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED

By:	FCOO CLO MANAGEMENT LLC
Its:	Collateral Manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Signature Page to Eighth Amendment to Credit Agreement

DBDB FUNDING LLC

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Signature Page to Eighth Amendment to Credit Agreement

FORTRESS OPERATING ENTITY LLP

By:	FIG CORP
Its:	General Partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Signature Page to Consent – Eighth Amendment to Credit Agreement